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                                                                   EXHIBIT 10.20

                              FIRST AMENDMENT TO

                        PURCHASE AND SALE AGREEMENT AND

                           JOINT ESCROW INSTRUCTIONS


     This First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions ("First Amendment") is dated for reference June 12, 1995, by and between GENERAL RESEARCH CORPORATION, a Virginia corporation ("Seller") and BERMANT DEVELOPMENT COMPANY, a sole proprietorship of Jeffrey C. Bermant, or assignee ("Buyer").

RECITALS:


          A. Buyer and Seller entered into a Purchase and Sale Agreement and Joint Escrow Instructions dated for reference April 25, 1995 (the "Agreement").

          B. Seller and Buyer desire to amend and modify and the Agreement as provided herein. Capitalized terms have the meanings ascribed to them in the Agreement unless otherwise provided herein.

          NOW, THEREFORE, the parties agree as follows:


 1.  TENANT LEASE.

     Upon the Close of Escrow, Seller's affiliate, GRC International, Inc. ("GRCI") has agreed to lease from Buyer the buildings identified on Exhibit F to the Agreement as Buildings A, N-1 - N-4 and S-1 - S-4 upon the terms and provisions of an Interim Lease attached to the Agreement as Exhibit G. Concurrently with the execution of this First Amendment, the parties have executed a revised Interim Lease, a copy of which is attached hereto as Exhibit
A. The revised Interim Lease shall replace the Interim Lease attached to the Agreement as Exhibit G.

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2.   BUILDING LEASE

     As provided in Section 4 of the Agreement, Buyer has agreed to design and construct the New Building, a portion of which shall be leased by Seller. Concurrently with the execution of this First Amendment, the parties have executed a revised Building Lease, a copy of which is attached hereto as Exhibit
B. The revised Building Lease shall replace the Building Lease attached to the Agreement as Exhibit H.

3.   SATISFACTION OF BUYER'S CONTINGENCIES.

     Except as expressly provided herein, Buyer acknowledges that it has released all contingencies to its obligation to purchase the Property.

     Buyer has previously disapproved Items 6 and 15 on Schedule B of the Preliminary Title Report (3rd Amended) issued by First American Title Insurance Company as of May 10, 1995. Buyer hereby approves the condition of title to the Property, conditioned upon the execution by GRCI of the Interim Lease attached hereto as Exhibit A.

     Buyer has previously disapproved the environmental condition of the Real Property as a result of the presence of asbestos within the Improvements currently located on the Real Property. Buyer hereby approves the environmental condition of the Real Property, contingent upon the execution by Seller of the Asbestos Testing and Remediation Agreement attached hereto as Exhibit C.

4.   PROMISSORY NOTE

     The Promissory Note attached to the Agreement as Exhibit E shall be replaced with the Promissory Note attached hereto as Exhibit D.

5.   SATISFACTION OF MUTUAL CONTINGENCIES.

     Seller and Buyer each acknowledges and agrees that it has released the contingency in its favor described in Section 9 of the Agreement. Buyer and Seller further agree that other than the execution of the documents attached as Exhibits A,

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B and C, and the completion of the deliveries required to close Escrow, there are no further conditions or contingencies to the close of the transaction contemplated by the Agreement.

6.   CLOSE OF ESCROW.

     The Close of Escrow shall occur on or before June 27, 1995.


7.   AMENDMENT OF SECTION 11.3.1

     Section 11.3.1 of the Agreement is deleted in its entirety and replaced with the following:

          "11.3.1   Cash.  An amount of cash or other immediately-available
                    ----
     funds sufficient to pay the cash downpayment of $810,000 plus Buyer's share of escrow fees and charges. For purposes of calculating such cash requirements, Buyer shall be credited with the amount of the Deposit plus all accrued interest thereon, the sum of $150,000 (representing the security deposit payable by GRCI under the Building Lease), the sum of $34,000 (representing the security deposit payable by GRCI under the Interim Lease) and the sum of $34,000 (representing the first month's rent payable by GRCI under the Interim Lease)."


8.   AMENDMENT OF SECTIONS 11.2.4, 11.3.4 AND 11.6.6

     Sections 11.2.4, 11.3.4 and 11.6.6 are deleted in their entirety and replaced with the following:

          "11.2.4   Intentionally Left Blank."

          "11.3.4   Intentionally Left Blank."

          "11.6.6   Intentionally Left Blank."

9.   AMENDMENT OF SECTION 11.6.9

     Section 11.6.9 of the Agreement is deleted in its entirety and replaced with the following:

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          "11.6.9   Intentionally Left Blank."

10.  NO FURTHER CHANGES.

     Except as expressly modified and amended herein, all of the terms and provisions of the Agreement are hereby ratified and approved.

     IN WITNESS WHEREOF, this First Amendment has been executed by the parties on the dates written below.

     SELLER:                                     GENERAL RESEARCH CORPORATION,
                                                 a Virginia corporation


     Dated:  June _____, 1995                    By___________________________



     BUYER:                                      BERMANT DEVELOPMENT COMPANY



     Dated:  June _____, 1995                    By___________________________
                                                      Jeffrey C. Bermant




                  ACKNOWLEDGMENT AND CONSENT BY ESCROW HOLDER


     Escrow Holder hereby acknowledges receipt of this First Amendment and agrees to be bound by, and conduct its Escrow in accordance with, the terms hereof.


DATED:  June _____, 1995.

                                           FIRST AMERICAN TITLE INSURANCE
                                           COMPANY


                                           By_________________________________

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